Exhibit 10.1

Crown Media Holdings, Inc.

June 27, 2012

Mr. William J. Abbott

50 Snowball Drive

Cold Spring Harbor, NY 11724

Re:                             Employment Agreement Amendment

Dear Mr. Abbott:

This will confirm our agreement to amend your employment agreement with Crown Media Holdings, Inc. (“Crown”) dated May 7, 2009, as subsequently amended (the “Agreement”), as follows:

1.                                                              The term of the Agreement and your employment by Crown as set out in Paragraph 2 of the Agreement, is extended until December 31, 2014, unless otherwise terminated in accordance with the terms of the Agreement.

2.                                                              Section 8(a)(iii) shall be amended by replacing “December 31, 2011” with “December 31, 2014.”

Except as amended herein, all other terms of the Agreement will remain in full force and effect.

Very truly yours,
Crown Media Holdings, Inc.

	By:	/s/ Donald J. Hall, Jr.
Donald J. Hall, Jr.
Co-Chairman of the Board

Agreed and Accepted:

/s/ William J. Abbott
William J. Abbott